Hudson Pacific Properties, Inc. and Hudson Pacific Properties, L.P.
Unaudited Pro Forma Financial Information

All references in these financial statements to “the Company” refer to Hudson Pacific Properties, Inc. together with its consolidated subsidiaries, including Hudson Pacific Properties, L.P. Unless otherwise indicated or unless the context requires otherwise, all references to “our Operating Partnership” or “the Operating Partnership” refer to Hudson Pacific Properties, L.P. together with its consolidated subsidiaries.

The following unaudited pro forma consolidated balance sheet of the Company and the Operating Partnership as of March 31, 2018 and unaudited pro forma consolidated statements of operations for the year ended December 31, 2017 and the three months ended March 31, 2018 have been prepared as if the disposition of Peninsula Office Park (the “Property”) had occurred on March 31, 2018 for the pro forma consolidated balance sheet, and as if the disposition of the Property had occurred on January 1, 2017 for both pro forma consolidated statements of operations. This asset disposal was a non-strategic property of the Company portfolio.

Our pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with our forms 10-K and 10-Q filed with the Securities and Exchange Commission. The adjustments to our pro forma consolidated financial statements are based on available information and assumptions that we consider reasonable. Our pro forma consolidated financial statements do not purport to (1) represent our financial position that would have actually occurred had the disposition of the Property occurred on March 31, 2018, (2) represent the results of our operations that would have actually occurred had the disposition of the Property occurred on January 1, 2017 or (3) project our financial position or results of operations as of any future date or for any future period, as applicable.

Hudson Pacific Properties, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
As of March 31, 2018

	Hudson Pacific Properties, Inc. (A)	Sale of the Property (B)	Notes	Pro Forma
ASSETS
Investment in real estate, at cost	$6,499,393	$(204,835)		$6,294,558
Accumulated depreciation and amortization	(574,814)	13,045		(561,769)
Investment in real estate, net	5,924,579	(191,790)		5,732,789
Cash and cash equivalents	64,080	202,405	(C)	266,485
Restricted cash	10,900	—		10,900
Accounts receivable, net	5,945	(221)		5,724
Straight-line rent receivables, net	119,436	(3,060)		116,376
Deferred leasing costs and lease intangible assets, net	241,912	(5,326)		236,586
Prepaid expenses and other assets, net	69,735	—		69,735
Assets associated with real estate held for sale	11,704	—		11,704
TOTAL ASSETS	$6,448,291	$2,008		$6,450,299

LIABILITIES AND EQUITY
Notes payable, net	$2,240,688	$—		$2,240,688
Accounts payable and accrued liabilities	146,588	(2,728)		143,860
Lease intangible liabilities, net	45,651	(324)		45,327
Security deposits and prepaid rent	65,692	(1,262)		64,430
Liabilities associated with real estate held for sale	630	—		630
TOTAL LIABILITIES	2,499,249	(4,314)		2,494,935
6.25% Series A cumulative redeemable preferred units of the operating partnership	10,177	—		10,177
EQUITY
Hudson Pacific Properties, Inc. stockholders’ equity:
Common stock, $0.01 par value, 490,000,000 authorized, 155,626,055 shares outstanding at March 31, 2018	1,556	—		1,556
Additional paid-in capital	3,625,673	—		3,625,673
Accumulated other comprehensive income	22,936	—		22,936
Retained earnings	9,500	6,327	(D)	15,827
Total Hudson Pacific Properties, Inc. stockholders’ equity	3,659,665	6,327		3,665,992
Non-controlling interest—members in consolidated entities	263,556	—		263,556
Non-controlling interest—units in the operating partnership	15,644	(5)		15,639
TOTAL EQUITY	3,938,865	6,322		3,945,187
TOTAL LIABILITIES AND EQUITY	$6,448,291	$2,008		$6,450,299

Hudson Pacific Properties, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2018

	Hudson Pacific Properties, Inc. (AA)	Sale of Property (BB)	Notes	Pro Forma
REVENUES
Office
Rental	$130,082	$(4,841)		$125,241
Tenant recoveries	20,904	(161)		20,743
Parking and other	5,546	(4)		5,542
Total Office revenues	156,532	(5,006)		151,526
Studio
Rental	10,383	—		10,383
Tenant recoveries	354	—		354
Other property-related revenue	6,435	—		6,435
Other	414	—		414
Total Studio revenues	17,586	—		17,586
TOTAL REVENUES	174,118	(5,006)		169,112
OPERATING EXPENSES
Office operating expenses	53,240	(1,667)		51,573
Studio operating expenses	9,664	—		9,664
General and administrative	15,564	—		15,564
Depreciation and amortization	60,553	(1,746)		58,807
TOTAL OPERATING EXPENSES	139,021	(3,413)		135,608
INCOME FROM OPERATIONS	35,097	(1,593)		33,504
OTHER EXPENSE (INCOME)
Interest expense	20,503	—		20,503
Interest income	(9)	—		(9)
Transaction-related expenses	118	—		118
Other income	(404)	—		(404)
TOTAL OTHER EXPENSES	20,208	—		20,208
INCOME BEFORE GAINS ON SALE OF REAL ESTATE	14,889	(1,593)		13,296
Gains on sale of real estate	37,674	—		37,674
NET INCOME	52,563	(1,593)		50,970
Net income attributable to preferred stock and units	(159)	—		(159)
Net income attributable to participating securities	(327)	9	(CC)	(318)
Net income attributable to non-controlling interest in consolidated entities	(3,323)	—		(3,323)
Net income attributable to non-controlling interest in the operating partnership	(177)	5	(CC)	(172)
Net income attributable to Hudson Pacific Properties, Inc. common stockholders	$48,577	$(1,579)		$46,998
Basic and diluted per share amounts:
Net income attributable to common stockholders—basic	$0.31	$(0.01)	(DD)	$0.30
Net income attributable to common stockholders—diluted	$0.31	$(0.01)	(DD)	$0.30
Weighted average shares of common stock outstanding—basic	155,626,055			155,626,055
Weighted average shares of common stock outstanding—diluted	156,714,822			156,714,822
Dividends declared per share	$0.25			$0.25

Hudson Pacific Properties, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
Year Ended December 31, 2017

	Hudson Pacific Properties, Inc. (AA)	Sale of Property (BB)	Notes	Pro Forma
REVENUES
Office
Rental	$545,453	$(19,085)		$526,368
Tenant recoveries	92,244	(1,109)		91,135
Parking and other	29,413	(5)		29,408
Total Office revenues	667,110	(20,199)		646,911
Studio
Rental	36,529	—		36,529
Tenant recoveries	1,336	—		1,336
Other property-related revenue	22,805	—		22,805
Other	359	—		359
Total Studio revenues	61,029	—		61,029
TOTAL REVENUES	728,139	(20,199)		707,940
OPERATING EXPENSES
Office operating expenses	218,873	(6,794)		212,079
Studio operating expenses	34,634	—		34,634
General and administrative	54,459	—		54,459
Depreciation and amortization	283,570	(7,511)		276,059
TOTAL OPERATING EXPENSES	591,536	(14,305)		577,231
INCOME FROM OPERATIONS	136,603	(5,894)		130,709
OTHER EXPENSE (INCOME)
Interest expense	90,037	—		90,037
Interest income	(97)	—		(97)
Unrealized loss on ineffective portion of derivatives	70	—		70
Transaction-related expenses	598	—		598
Other income	(2,992)	—		(2,992)
TOTAL OTHER EXPENSES	87,616	—		87,616
INCOME BEFORE GAINS ON SALE OF REAL ESTATE	48,987	(5,894)		43,093
Gains on sale of real estate	45,574	—		45,574
NET INCOME	94,561	(5,894)		88,667
Net income attributable to preferred stock and units	(636)	—		(636)
Net income attributable to participating securities	(1,003)	—		(1,003)
Net income attributable to non-controlling interest in consolidated entities	(24,960)	—		(24,960)
Net income attributable to non-controlling interest in the operating partnership	(375)	33	(CC)	(342)
Net income attributable to Hudson Pacific Properties, Inc. common stockholders	$67,587	$(5,861)		$61,726
Basic and diluted per share amounts:
Net income attributable to common stockholders—basic	$0.44	$(0.04)	(DD)	$0.40
Net income attributable to common stockholders—diluted	$0.44	$(0.04)	(DD)	$0.40
Weighted average shares of common stock outstanding—basic	153,488,730			153,488,730
Weighted average shares of common stock outstanding—diluted	153,882,814			153,882,814

Hudson Pacific Properties, L.P.
Unaudited Pro Forma Consolidated Balance Sheet
As of March 31, 2018

	Hudson Pacific Properties, L.P. (A)	Sale of the Property (B)	Notes	Pro Forma
ASSETS
Investment in real estate, at cost	$6,499,393	$(204,835)		$6,294,558
Accumulated depreciation and amortization	(574,814)	13,045		(561,769)
Investment in real estate, net	5,924,579	(191,790)		5,732,789
Cash and cash equivalents	64,080	202,405	(C)	266,485
Restricted cash	10,900	—		10,900
Accounts receivable, net	5,945	(221)		5,724
Straight-line rent receivables, net	119,436	(3,060)		116,376
Deferred leasing costs and lease intangible assets, net	241,912	(5,326)		236,586
Prepaid expenses and other assets, net	69,735	—		69,735
Assets associated with real estate held for sale	11,704	—		11,704
TOTAL ASSETS	$6,448,291	$2,008		$6,450,299

LIABILITIES
Notes payable, net	$2,240,688	$—		$2,240,688
Accounts payable and accrued liabilities	146,588	(2,728)		143,860
Lease intangible liabilities, net	45,651	(324)		45,327
Security deposits and prepaid rent	65,692	(1,262)		64,430
Liabilities associated with real estate held for sale	630	—		630
TOTAL LIABILITIES	2,499,249	(4,314)		2,494,935
6.25% Series A cumulative redeemable preferred units of the operating partnership	10,177	—		10,177
CAPITAL
Hudson Pacific Properties, L.P. partner's capital:
Common units, 156,195,100 issued and outstanding at March 31, 2018	3,652,289	—		3,652,289
Accumulated other comprehensive income	23,020	6,322	(D)	29,342
Total Hudson Pacific Properties, L.P. partner’s capital	3,675,309	6,322		3,681,631
Non-controlling interest—members in Consolidated Entities	263,556	—		263,556
TOTAL CAPITAL	3,938,865	6,322		3,945,187
TOTAL LIABILITIES AND CAPITAL	$6,448,291	$2,008		$6,450,299

Hudson Pacific Properties, L.P.
Unaudited Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2018

	Hudson Pacific Properties, L.P. (AA)	Sale of Property (BB)	Notes	Pro Forma
REVENUES
Office
Rental	$130,082	$(4,841)		$125,241
Tenant recoveries	20,904	(161)		20,743
Parking and other	5,546	(4)		5,542
Total Office revenues	156,532	(5,006)		151,526
Studio
Rental	10,383	—		10,383
Tenant recoveries	354	—		354
Other property-related revenue	6,435	—		6,435
Other	414	—		414
Total Studio revenues	17,586	—		17,586
TOTAL REVENUES	174,118	(5,006)		169,112
OPERATING EXPENSES
Office operating expenses	53,240	(1,667)		51,573
Studio operating expenses	9,664	—		9,664
General and administrative	15,564	—		15,564
Depreciation and amortization	60,553	(1,746)		58,807
TOTAL OPERATING EXPENSES	139,021	(3,413)		135,608
INCOME FROM OPERATIONS	35,097	(1,593)		33,504
OTHER EXPENSE (INCOME)
Interest expense	20,503	—		20,503
Interest income	(9)	—		(9)
Transaction-related expenses	118	—		118
Other income	(404)	—		(404)
TOTAL OTHER EXPENSES	20,208	—		20,208
INCOME BEFORE GAINS ON SALE OF REAL ESTATE	14,889	(1,593)		13,296
Gains on sale of real estate	37,674	—		37,674
NET INCOME	52,563	(1,593)		50,970
Net income attributable to non-controlling interest in consolidated entities	(3,323)	—		(3,323)
Net income attributable to Hudson Pacific Properties, L.P.	49,240	(1,593)	(CC)	47,647
Net income attributable to preferred units	(159)	—		(159)
Net income attributable to participating securities	(327)	9	(CC)	(318)
Net income available to common unitholders	$48,754	$(1,584)		$47,170
Basic and diluted per unit amounts:
Net income attributable to common unitholders—basic	$0.31	$(0.01)	(DD)	$0.30
Net income attributable to common unitholders—diluted	$0.31	$(0.01)	(DD)	$0.30
Weighted average shares of common unit outstanding—basic	156,195,100			156,195,100
Weighted average shares of common unit outstanding—diluted	157,283,867			157,283,867
Dividends declared per unit	$0.25			$0.25

Hudson Pacific Properties, L.P.
Unaudited Pro Forma Consolidated Statement of Operations
Year Ended December 31, 2017

	Hudson Pacific Properties, L.P. (AA)	Sale of Property (BB)	Notes	Pro Forma
REVENUES
Office
Rental	$545,453	$(19,085)		$526,368
Tenant recoveries	92,244	(1,109)		91,135
Parking and other	29,413	(5)		29,408
Total Office revenues	667,110	(20,199)		646,911
Studio
Rental	36,529	—		36,529
Tenant recoveries	1,336	—		1,336
Other property-related revenue	22,805	—		22,805
Other	359	—		359
Total Studio revenues	61,029	—		61,029
TOTAL REVENUES	728,139	(20,199)		707,940
OPERATING EXPENSES
Office operating expenses	218,873	(6,794)		212,079
Studio operating expenses	34,634	—		34,634
General and administrative	54,459	—		54,459
Depreciation and amortization	283,570	(7,511)		276,059
TOTAL OPERATING EXPENSES	591,536	(14,305)		577,231
INCOME FROM OPERATIONS	136,603	(5,894)		130,709
OTHER EXPENSE (INCOME)
Interest expense	90,037	—		90,037
Interest income	(97)	—		(97)
Unrealized loss on ineffective portion of derivatives	70	—		70
Transaction-related expenses	598	—		598
Other income	(2,992)	—		(2,992)
TOTAL OTHER EXPENSES	87,616	—		87,616
INCOME BEFORE GAINS ON SALE OF REAL ESTATE	48,987	(5,894)		43,093
Gains on sale of real estate	45,574	—		45,574
NET INCOME	94,561	(5,894)		88,667
Net income attributable to non-controlling interest in consolidated entities	(24,960)	—		(24,960)
Net income attributable to Hudson Pacific Properties, L.P.	69,601	(5,894)		63,707
Net income attributable to preferred stock and units	(636)	—		(636)
Net income attributable to participating securities	(1,003)	—		(1,003)
Net income available to common unitholders	$67,962	$(5,894)		$62,068
Basic and diluted per unit amounts:
Net income attributable to common unitholders—basic	$0.44	$(0.04)	(DD)	$0.40
Net income attributable to common unitholders—diluted	$0.44	$(0.04)	(DD)	$0.40
Weighted average shares of common unit outstanding—basic	154,276,773			154,276,773
Weighted average shares of common unit outstanding—diluted	154,670,857			154,670,857

Hudson Pacific Properties, Inc. and Hudson Pacific Properties, L.P.
Notes to Unaudited Pro Forma Consolidated Financial Statements

1. Balance sheet adjustments

(A)	Represents the historical balance sheet as of March 31, 2018.

(B)	Reflects the disposition of the Property, which was completed on July 27, 2018.

(C)	Reflects receipt of cash consideration at the closing of the disposition.

(D)
Reflects the gain arising the disposition as of the property on July 27, 2018. This estimated gain has not been reflected in the pro forma consolidated statements of operations because it is considered to be non-recurring in nature. No adjustment has been made to the sale proceeds to give effect to any potential post-closing adjustments under the terms of the sales agreement.

2. Income statement adjustments

(AA)	Reflects our historical consolidated statement of operations for the three-month period ended March 31, 2018 and for the year ended December 31, 2017.

(BB)
The pro forma adjustments reflect the disposition of the Property for the three-month period ended March 31, 2018 and for the year ended December 31, 2017 as if the Property was disposed of on January 1, 2017.

(CC)
Reflects the incremental impact on our pro forma results of operations for the three-month period ended March 31, 2018 and for the year ended December 31, 2017 to reflect the income allocation to participating securities and unitholders in our operating partnership as a result of the proforma adjustments described in (BB).

(DD)
Pro forma income per share from continuing operations attributable to common shareholders/unitholders—basic and diluted is calculated by dividing pro forma consolidated net income allocable to common stockholders/unitholders by the number of weighted average shares of common stock/units outstanding for the three-month period ended March 31, 2018 and for the year ended December 31, 2017.